Exhibit 10.25

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

PRIME VENDOR AGREEMENT

This Prime Vendor Agreement (the “Agreement”) is effective April 1, 2015 (the “Effective Date”)  between PharMerica Corporation located at 1901 Campus Place, Louisville, Kentucky 40299 (“you”, “your” or “Customer”) and Cardinal Health 110, LLC and Cardinal Health 411, Inc., 7000 Cardinal Place, Dublin Ohio 43017 (collectively, “we“, “us” or “our” or “Cardinal Health”), who agree as follows:

1.                Purchase Requirement, Usage and Prices.  You will designate us as your primary wholesale pharmaceutical supplier to all the long term care and home infusion pharmacies that, on the Effective Date, you own, manage or operate (collectively, the “Facilities” and individually, a “Facility”) and you will buy branded pharmaceuticals and generic pharmaceuticals (together  the “Rx Products”) required for each Facility (the “Primary Requirements”) from us, subject to your purchasing commitment levels herein, if we carry them.  In addition, you may, at your option, purchase certain other inventory we carry (the “Non-Rx Products”) (Rx Products and Non-Rx Products are collectively referred to as the “Merchandise”).  Your obligations related to your purchase of branded and generic Rx Products from us under this Agreement are set forth on Schedule B and Schedule C, respectively.  Any auto-substitution logic to be applied to your Facilities’ orders will be mutually agreed upon by Customer and Cardinal Health prior to implementation.

A current list of the Facilities is attached as Schedule A.  Additional long term care and home infusion facilities that you wholly own or for which you make the purchasing decisions will be added to Schedule A from time to time (via an amendment to this Agreement), unless either party to this Agreement has received notice of material breach under Section 7 of this Agreement. The parties agree that [***]. Additional long term care and home infusion facilities that you do not wholly own or make the purchasing decisions for may be added to Schedule A from time to time (via an amendment to this Agreement) at your sole option.

If you acquire by purchase, merger or other combination, a Facility (or multiple Facilities) that has designated, by written agreement, another pharmaceutical wholesaler as its primary wholesale pharmaceutical supplier (collectively, the "Acquired Facilities" and individually, an "Acquired Facility"), you will cause each such Acquired Facility to designate us as its primary wholesale pharmaceutical supplier pursuant to the terms and conditions of this Agreement at the earlier of: (a) the expiration of the then current term of the agreement with the other wholesaler, or (b) the date that you terminate such agreement without cause, but in no event will you be required to terminate any such agreement by breach, or if you would (i) become obligated to pay any termination penalty or liquidated damages, other than [***], or (ii)  incur a [***].  If you acquire by purchase, merger or other combination, a Facility (or multiple Facilities) that utilizes us as its primary wholesale pharmaceutical supplier, such Facility(ies) will be added to this Agreement as of the effective date of the purchase, merger or other combination and the other agreement shall be terminated without penalty to or liability to or payment by you or the Acquired Facilities, other than (i) payment by the legally responsible party for products ordered and services provided prior to the effective date of the purchase, merger or other combination; and (ii) repayment by the legally responsible party of any unearned upfront discount amounts which are fully set forth and enumerated in the Acquired Facility’s drug wholesale agreement.

Despite any other provision in this Agreement, you understand that we reserve the absolute right to determine what Merchandise we will carry; provided however that if we carry any Rx Products for another customer of ours, we will also make it available to you.  For any Rx Products subject to allocation, we will provide to you your fair share allocation of such Rx Products based on your average purchase volume in accordance with our standard practices.  You must give us accurate [***] usage figures (including NDC numbers) for all items for each Facility in compatible electronic format at least [***] before buying for that Facility begins under this Agreement, and you will give us updated usage information on an ongoing basis, as requested. Purchase prices for all Merchandise bought under this Agreement will be as set forth in the attached Schedule B and Schedule C.

2.                Ordering, Delivery and Returns.  You must electronically transmit all orders (excluding emergency orders) to us via Order Express or such other electronic order entry system as we may approve from time to time.  We will provide you with access to Order Express at no additional charge; provided, however, you must supply all hardware required to access Order Express, all required Internet access and any required interfaces or other network enhancements, all at your own reasonable expense.  For the benefit of Customer, Customer and Cardinal Health will work together to develop and enforce mutually agreed upon Facility ordering protocols, which shall include a toll free number for use of the Facilities and routine reporting on the nature and number of calls at no cost to you.  You may not use Order Express or any other electronic order entry system for any purpose unrelated to this Agreement.  If electronic order entry is temporarily interrupted for reasons beyond your or our control, you may place orders manually and both parties will use reasonable efforts to fix the problem.  All orders for Schedule II controlled substances must be submitted to us via our electronic Controlled Substance Ordering System (“CSOS”).  [***].  Schedule II orders will be delivered with your next scheduled delivery after our receipt of the CSOS order.    Regardless of any other terms of this Agreement, no Schedule II orders will be delivered other than in compliance with DEA regulations.  If we stock inventory under this Agreement at your request (and agreed to by both of us) that we would not otherwise stock (“Custom Inventory”), you agree that, before substituting other inventory in place of such Custom Inventory, and upon termination or expiration of this Agreement for any reason, you will purchase the remaining Custom Inventory under the terms of this Agreement until it is depleted.

Orders placed through Order Express by the applicable servicing division’s cut-off time will be delivered the next scheduled delivery day; provided, however, deliveries of Merchandise to Hawaii that cannot be shipped via air will be delivered via sea carrier for arrival as soon as practicable following the Facility’s order.  Subject to the next sentence, we will deliver the Merchandise [***]  to the Facilities in accordance with our general delivery schedules established from time to time by the applicable Cardinal Health servicing division (exclusive of holidays, etc.) and mutually agreed upon.  Any adjustments to the delivery schedule will be mutually agreed upon.  Excluding Facilities located outside of the contiguous United States or other Facilities mutually agreed upon by the parties from time to time, each Facility set forth on Schedule A will receive [***] delivery per day (“[***]”), [***] days per week ([***]) at no additional charge; provided, however, all deliveries will be subject to the Fuel Surcharge set forth on Schedule B.  You will [***] for non-standard or custom deliveries, additional scheduled deliveries to a Facility or deliveries to multiple locations or departments within a Facility (i.e., materials management, dietary department, etc.) that you request. Before we honor custom or non-standard deliveries from your Facilities, we will obtain the prior authorization of a designated representative at your corporate headquarters.

We will provide a 24-hour, 7-day per week emergency delivery service.  Each Facility will be eligible to receive up to [***] emergency delivery per month at [***].  Any additional emergency delivery shall incur a service charge of [***] plus the applicable courier charge (at Cardinal Health’s cost).  Emergency order procedures will be supplied to each Facility.  On a monthly basis we will report to you a summary of emergency delivery services by Facility.

We will assign a dedicated account manager who will be responsible for managing performance of this Agreement on a day to day basis, including, but not limited to assuring administration of your Manufacturer Contracts as set forth in Section 5 of Schedule B.  We will also appoint an executive who will be vested with the authority for assuring our compliance with the terms of this Agreement.

We will provide you with an aggregate average monthly adjusted service level on Rx Products of at least [***], calculated on a monthly basis by [***].  The following items will be excluded from the service level calculation:  (a) [***]; (b) [***] and/or [***] or [***]; (c) [***] shipped within [***] working days of [***]  (including those [***]), which will instead be counted as [***]; (d) items where a [***]; (e) items where a [***] over the preceding [***] months; and (f) [***] than [***] within [***] days.  Cardinal Health’s failure to maintain an aggregate average monthly adjusted service level on Rx Products of at least [***] for any month will be considered a material breach of this Agreement.

Our obligations under this Agreement will be excused if and to the extent that any delay or failure to perform such obligations is due to product or material shortages or other causes beyond our reasonable control. You may purchase the Primary Requirements for the affected Facilities from others only during the period of any such delay or failure.

The  then-current Returned Goods and, if applicable, Freight Claims Policy of the Cardinal Health business unit(s) servicing you under this Agreement will govern all returns and freight claims; provided they are no less beneficial to you than as set forth in current Returned Goods Policy, a copy of which is attached hereto as Schedule D.  Notwithstanding anything to the contrary that may be set forth in the Returned Goods Policy, we will use reasonable efforts to provide you written notice of any changes to the Returned Goods Policy.

3.                Warranty.  We warrant to you that any product we manufacture (the term “manufacture”, for purposes of this warranty, does not include product repackaging) is, as of the date of shipment, fit for the purposes and indications described in the product labeling.  Unless the product is used in accordance with its instructions, these warranties are void and of no effect.  Other products we distribute carry only those warranties made for them by their manufacturer.  THERE ARE NO OTHER EXPRESSED OR IMPLIED WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. OUR SOLE OBLIGATION AND YOUR EXCLUSIVE REMEDY FOR BREACH OF ANY WARRANTY WILL BE, AT OUR OPTION, TO REPAIR OR REPLACE THE PRODUCT.

4.                Limitation of Liability.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY WILL BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES.

5.                Payment Terms.  Your initial payment terms and payment term options will be as set forth on Schedule B to this Agreement.  Any past due invoice will be assessed interest at a [***] monthly [***] rate or the highest amount allowed by law, if lower.  Until Merchandise is paid for in full, you grant us and we retain a security interest in the Merchandise.  We will have a security interest in any deposit(s) to secure payment to us (or our affiliates) of all of your obligations, existing and future.  If you default on any payment, we may exercise a right of setoff against any deposit we hold or any amounts we (or our affiliates) owe you. You will give us credit information reasonably necessary that we request not less than [***] days before your initial purchases under this Agreement and, after that, as we may reasonably request on an annual basis.

To induce us to supply Merchandise and provide services to your subsidiaries and affiliates, whether existing now or in the future (collectively, “Borrowers”), you guarantee to us the punctual and full payment (and not merely the ultimate collectability) of all sums now or hereafter due from Borrowers to us under this Agreement and the reasonable costs and expenses we incur in our successful enforcement any indebtedness, liability, or obligation under this Agreement, including, without limitation, reasonable attorney’s fees.

6.                Confidentiality.  Neither party may disclose the terms and conditions of this Agreement to a third party without advance written consent of the other party, except as required by law or as necessary to perform its obligations under this Agreement.  Neither party will make any press release or other public announcement regarding this Agreement or the other party or its affiliates without the other party's express prior written consent, except as required under applicable law or by any governmental agency. In these cases, the party required to make the press release or public disclosure must use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public announcement before issuing it.

7.                Term and Termination.  The Initial Term of this Agreement will begin on the Effective Date and continue until June 30, 2018.  At the expiration of the Initial Term, this Agreement will automatically renew for an additional [***], under the then existing terms and conditions, unless either party provides written notice of non-renewal not later than [***], in the case of Customer, and not later than [***], in the case of Cardinal Health, prior to the expiration of the Initial Term (the “First Renewal Term”).  At the expiration of the First Renewal Term this Agreement will automatically renew for an additional [***], under the then existing terms and conditions, unless either party provides written notice of non-renewal not later than [***], in the case of Customer, and not later than [***], in the case of Cardinal Health, prior to the expiration of the First Renewal Term (the “Second Renewal Term”).   References to the “Term” of this Agreement will include the Initial Term, First Renewal Term and Second Renewal Term.

Either party may effect an early termination of this Agreement upon the occurrence of a material breach by the other party.  The non-breaching party must give written notice to the breaching party of the nature and occurrence of such breach.  If the breach is not cured by the expiration of thirty (30) days from the date of such notice, then the non-breaching party may, in addition to any and all other rights or remedies it may have, provide written notice to the breaching party that this Agreement will be terminated immediately following the expiration of such thirty (30) day period.

Upon the expiration or termination of this Agreement, for any reason by either party, we will, upon your written request, for up to a period of sixty (60) days after the date of such expiration or termination (the “Termination Assistance Period”): (1) continue to provide the services under this Agreement to the extent reasonably requested by you; and (2) provide such assistance as you may require to transfer the services to another vendor.  During the Termination Assistance Period, we will continue to provide the services in accordance with the pricing, terms and conditions specified in this Agreement; provided, however, as you transition your purchases of Rx Products to another vendor, such that the purchase volume under this Agreement is significantly reduced and/or affected, we may reasonably adjust the service commitments (i.e., number of deliveries per week) to reflect your actual purchase volume.  Our continued provision of products and services during the Termination Assistance Period is subject to applicable legal and regulatory requirements and our receipt of adequate assurances regarding payment for any services provided or products delivered.

8.                Audit.  We will maintain records pertaining to the Rx Products purchased by you under this Agreement as required by applicable FDA requirements.  Not more than [***] in any [***] month period, and following [***] days’ advance written notice to us, you will have the right to appoint one (1) or more of your employees and third-party auditors (such auditors to be subject to our approval, such approval not to be unreasonably withheld) to review those relevant records applicable to your Rx Product purchases for the sole purpose of verifying compliance with the pricing terms of this Agreement.  Any such review will be limited to [***] months of historical information as of the date such review begins and will be subject to a reasonable  confidentiality agreement prepared by us and signed by you and your employee(s) and third-party auditors who will have access to the information prior to beginning the review. The audit rights of this Section 8 are in addition to other audits rights specifically set forth in this Agreement.

9.                Miscellaneous. You and we will comply with all federal and state laws, rules and regulations applicable to our respective obligations under this Agreement. You represent, warrant and certify that you have all required governmental licenses, permits and approvals required to purchase, use and/or store the products you buy from us and that all your purchases from us are for your “own use” in the Facilities, as such term is defined in judicial or legislative interpretation, and not for resale to anyone other than the end user. We may terminate this Agreement immediately if we reasonably determine that you or any Facility have breached this “own use” limitation.  If you receive any “discounts or other reductions in price” under Section 1128B(b)(3)(a) of the Social Security Act (42 U.S.C.1320- 7b(b)(3)(a)) from us, you must disclose the discounts or reductions in price under any state or federal program which provides cost or charge-based reimbursement to you for the products or services you buy from us, or as otherwise requested or required by any governmental agency. You must complete the Compliance Representations and Warranties for Customers attached hereto as Schedule E and return it to the address indicated therein prior to purchasing any Merchandise under this Agreement.  This is the entire agreement between the parties with respect to the subject matter of this Agreement.  This Agreement may not be amended except in a writing signed by both parties. Failure to enforce any provision of this Agreement will not be considered a waiver of any right to enforce such provision.  Neither party may assign its rights or obligations under this Agreement without the written consent of the other, which consent shall not be unreasonably withheld or delayed; provided, however, that we may delegate our rights and obligations to any entity that is controlled by or under common control with Cardinal Health, Inc.  This Agreement does not create any employment, agency, franchise, joint venture, partnership or other similar legal relationship between the parties.

10. Other Agreements.  You represent and warrant that you have the authority to contractually bind the Facilities to the terms and conditions of this Agreement.   Customer warrants and represents that it is not currently bound by any other agreement, contractual or otherwise, which would prevent Customer from entering into this Agreement with Cardinal Health.  Further, Customer must indemnify, defend and hold harmless Cardinal Health and its parent and affiliates and their respective officers, directors, shareholders, affiliates, employees and agents against any and all claims, actions, losses and/or damages of any kind (including without limitation all cost and expenses and reasonable attorneys’ fees) arising out of or relating to any claim that by you entering into this Agreement you violated another agreement or obligation.

Upon the assertion of any claim, action, loss and/or damage as described in the above paragraph or the commencement of any suit or proceeding against Cardinal Health by any third party as described in the above paragraph, Cardinal Health shall promptly notify Customer thereof, and Customer shall defend and/or settle the claim, action, suit and/or proceeding at its own expense with counsel of its own selection.  Failure to provide such prompt notice shall only reduce Customer’s indemnification obligations to the extent of actual prejudice caused by such delay in notification.  Cardinal Health shall make available to Customer all relevant books and records relating to the claim, and the parties agree to render to each other such assistance as may reasonably be requested in order to ensure a proper and adequate defense.

11.  [***].  Cardinal Health 110, LLC and Cardinal Health 411, Inc. shall [***] for the obligations of [***] under the Agreement.

[SIGNATURE PAGE FOLLOWS]

PharMerica Corporation		Cardinal Health 110, LLC

By	/s/David W. Froesel, Jr.	By	/s/Jon Giacomin

Title	Executive Vice President, Chief Executive Officer & Treasurer	Title	CEO Pharmaceutical Segment

ADDRESS FOR NOTICES:		Cardinal Health 411, Inc.

PHARMERICA CORPORATION
1901 CAMPUS PLACE
LOUISVILLE, KENTUCKY 40299
ATTENTION: GENERAL COUNSEL		By	/s/Jon Giacomin

		Title	CEO Pharmaceutical Segment

ADDRESS FOR NOTICES:

CARDINAL HEALTH 110, LLC
CARDINAL HEALTH 411, INC.
7000 CARDINAL PLACE
DUBLIN, OHIO 43017
ATTENTION: VP, ALT CARE SALES

WITH A COPY TO: GENERAL COUNSEL

SCHEDULE A

Facilities

[***]

SCHEDULE B

Pricing and Payment Terms

1.                General

Except as otherwise set forth in this Agreement, we will invoice Merchandise purchased under this Agreement the applicable Invoice Price as set forth below, plus all applicable taxes or other assessments levied by a government upon wholesale purchasers of Merchandise.  The Invoice Price of Merchandise is as follows:

Product Category	Invoice Price
Branded Rx Products (excluding branded Rx Products listed on Schedule B-1 and branded Rx Products that are Drop-Shipped Merchandise (as hereinafter defined))	[***]
Branded Rx Products listed on Schedule B-1	[***]
Generic Rx Products purchased through Manufacturer Contracts (as hereinafter defined)	[***]
All other generic Rx Products (i.e., Generics Source Program products and non- Manufacturer Contract generic Rx Products)	[***]
Drop-Shipped Merchandise	[***]
Net Billed Products (as hereinafter defined)	[***]

“Cost” means the manufacturer’s published wholesale acquisition cost (“WAC”) at the time the Facility’s order is submitted to us, adjusted to reflect your then-applicable Manufacturer Contract price.

“Drop-Shipped Merchandise” means Merchandise that is ordered through us, but required by the supplier to be shipped directly to you from the supplier.

“Net Billed Products” means all other Merchandise (i.e., other than [***] and [***] and [***]) you purchase from us.

“Qualified Purchases”  means all purchases you and/or the Facilities have accepted for delivery  under the terms of this Agreement, net of all returns, credits, rebates, late charges, or other similar items, on an annual, quarterly, or monthly basis, as applicable.

The Invoice Prices are net of group purchasing organization administrative fees we pay to your designated group purchasing organization. If the applicable administrative fee is increased or if you or any Facility use a different group purchasing organization than used on the Effective Date, we reserve the right to adjust the branded Rx Product discount percentage to account for the differences between the current group purchasing organization administrative fee and the new group purchasing organization administrative fee.

2.                Branded Rx Products Purchase Requirement

In any given year of the Initial Term or Renewal Term you are only required to purchase [***] of all branded drug Rx Products required by your Facilities (except as otherwise set forth in this Agreement) from us to be entitled to the discount on Cost for branded Rx Products set forth above.  You will provide us a schedule of branded Rx Products you did not purchase from us within [***] after the [***].

3.                Generic Source Program and Generic Source Rebate

Cardinal Health will make available to you through Cardinal Health’s generic Source program (the “Generic Source Program”) all generic Rx Products which we make available to all of our long term care, home infusion, and retail customer segments.

You will receive a rebate off the Invoice Price of your purchases of Generic Source Program products (the “Generic Source Rebate”).  Prior to the Effective Date of this Agreement, the [***] applicable to each [***] will be established, and [***], subject to the applicable terms and conditions of this Agreement.  Within [***] the Generic Source Rebate will be calculated by [***] and paid to you in the form of a check, credit memo or EFT.  The Generic Source Rebate constitutes a "discount or other reduction in price," as such terms are defined under the Medicare/Medicaid Anti‑Kickback Statute (42 U.S.C. § 1320a‑7b(b)(3)(A) and the "safe harbor" regulations regarding discounts or other reductions in price set forth in 42 C.F.R. § 1001.952(h)), on the Generic Source Program products purchased by you or any or your Facilities under the terms of this Agreement.  You and each of your Facilities may have an obligation to accurately report, under any state or federal program which provides cost or charge based reimbursement for the products or services covered by this Agreement, or as otherwise requested or required by any governmental agency, the net cost actually paid by your and/or each of your Facilities.

The “Net Item Price” for Generic Source Program products is the [***].

4.                Net Billed Products

We will provide you regular updates to identify Net Billed Products and their Invoice Price.  You may, but will have no obligation under this Agreement to, purchase from us any specified volume or percentage of your requirements of Merchandise from the Net Billed Products.  We will provide to you a monthly report of the Net Billed Products purchased by you during such quarter.

5.                Contract Administration

We will recognize and administer manufacturer pricing contracts for Rx Products between you and any manufacturer and between a manufacturer and your group purchasing organization (collectively, “Manufacturer Contracts”) (i) subject to their continued validity in accordance with applicable laws, (ii) provided such manufacturer is a vendor-in-good-standing with us, and (iii) subject to such credit considerations concerning the applicable manufacturers as we consider appropriate.  We will notify you of any Manufacturer Contracts we will not administer due to the foregoing limitations.  However, if manufacturers’ chargebacks for contract items submitted by us are disallowed, uncollectable, or unreconcilable, then the applicable charge will be billed back to you.  You must notify us of all applicable pricing information included in the Manufacturer Contracts, including renewals, replacements or terminations of Manufacturer Contracts not less than thirty (30) days before the effective date of such Manufacturer Contract, renewal, replacement or termination.

6.                Fuel Surcharge

You will pay a fuel surcharge, on a per Stop basis, for each delivery made to each Facility (the “Fuel Surcharge”).  The Fuel Surcharge will be included on our invoice to you, in an amount as set forth below:

Regular Unleaded Fuel Price	Fuel Surcharge Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
FSC# 4082392

The fuel prices in the table above represent the national average retail cost per gallon for regular grade gasoline as published by the U.S. Department of Energy (the “Average Price Per Gallon”), available at:  http://www.eia.doe.gov/oil_gas/petroleum/data_publications/wrgp/mogas_home_page.html.  By the last day of each calendar month, we will determine the Average Price Per Gallon for that month, and any required adjustments to the Fuel Surcharge will be applicable as of the first (1st) day of the immediately following calendar month.

7.                Payment Terms

Your initial payment terms will be: [***] - Payment is due in full by the [***] of each [***] of the amount due for all Merchandise delivered and services provided during the immediately preceding [***] (i.e., [***]).  We agree that this payment schedule will yield a [***] of [***].  You may, not more often than [***], request that your payment terms be changed as to future Merchandise purchases, subject to our advance written consent.  In such event, you acknowledge and agree that your branded Rx Product discount percentage will be adjusted as follows:  We will adjust the [***] discount percentage by [***] for each [***] less than [***].  By example, an [***] will increase the discount percentage from [***].  If you desire longer payment terms, your discount percentage will be adjusted by [***] for each [***] more than [***].

All payments for Merchandise and services provided under this Agreement must be made to the applicable servicing division specified in our invoice (or as we otherwise specify) by electronic funds transfer or other method acceptable to us so as to provide us with good funds by the due date.  Without limiting your rights under law or in equity, you and your affiliates, parent or related entities, collectively or individually, may exercise a right of set-off against (i) any and all amounts due to us or (ii) amounts which you dispute in a commercially reasonable manner in writing to us where such dispute has not been resolved within thirty (30)  days after such written notice.

We may, at our election, either reduce your payment terms or place you on C.O.D. status if (i) we have not received payment in full when due of undisputed amounts for Merchandise delivered or services provided to you; or (ii) there is a material adverse change in your financial condition that is reasonably likely to result in your inability to make payments when due hereunder.  In either instance, the situation would be immediately elevated to an executive team from both parties in an effort to rectify the situation and restore your applicable payment terms.  In the event of such elevation, if the parties are unable to reach a mutually acceptable resolution and any undisputed amounts remain unpaid for more than [***] after the due date, we reserve the right to refuse orders from you.

8.                Additional Programs and Services

SureCost.  We will support your request to provide certain information to SureCost (excluding real-time on-hand inventory) via an interface [***], subject to SureCost being able to provide requested information back to us (i.e., a total spend report for your purchases).

SCHEDULE B-1

Branded Rx Products not subject to the [***]

Branded Rx Product	Discount Percentage
[***]	[***]

If at any time, we apply a [***] (as hereinafter defined) [***] percentage to such [***] of a [***] listed on this Schedule B-1, we will apply your [***] percentage ([***]) to the same [***].

We reserve the right, in our sole discretion, to [***] set forth herein and to [***] to/from this Schedule B-1 only upon [***].  During such [***], representatives from Cardinal Health and Customer will [***] for the applicable [***]. If the parties [***], the matter will be [***].

You [***] under this Agreement to, [***] or [***] of [***].

SCHEDULE C

[***]

1.            [***]

We will have the right to appoint an independent certified public accountant (such accountant to be subject to your approval, such approval not to be unreasonably withheld) to, not more than [***] in any [***] month period, conduct an audit on [***] days’ advance written notice to you, of your records at your principal place of business to verify the actual net price you paid for each generic Rx Product.  The audit will be confined to the aggregate purchases by generic Rx Product and we agree not to require disclosure of unit level prices or other information that would reveal your contract terms with a manufacturer from which you directly purchased generic Rx Products.  Any such review will be limited to [***] months of historical information as of the date such review begins and will be subject to a reasonable confidentiality agreement prepared by you and signed by you and your accounting firm.

[***]

2.            [***]

3.            [***]

4.            [***]

5.            [***]

6.            [***]

7.            [***]

8.            [***]

(i)            [***]

(ii)          [***]

(iii)        [***]

(iv)         [***]

(v)           [***]

(vi)         [***]

SCHEDULE C-1

Excluded Products

The Excluded Products as of the Effective Date of this Agreement are those as set forth in [***].

SCHEDULE D

Cardinal Health Pharmaceutical Distribution
Returned Goods Policy

Products in “merchantable condition” (as defined below) and originally purchased from Cardinal Health may generally be returned to the customer’s servicing Cardinal Health distribution center in accordance with, and subject to, the terms and conditions of this policy.

Return Made Within:	Normal Credit Amount:

[***]	[***]

[***]	[***]

Returns made greater than [***] from the invoice date will not be accepted.  No credit will be issued, and the product will be returned to customer.

“Merchantable condition”  will be determined by Cardinal Health based upon its ability to return the product to its inventory for resale in the normal course of its business, without special preparation, testing, handling, or expense and will exclude the following:

A.	Any product purchased from any supplier other than Cardinal Health.
B.	Any product which has been used or opened; is a partial dispensing unit or unit of sale; is without all original packaging, labeling, inserts, or operating manuals; or that is stickered, marked, damaged, defaced, or otherwise cannot readily be resold by Cardinal Health for any reason.
C.	Short-dated (less than [***] months expiration dating), outdated, or seasonal products and products purchased on a “special order” basis, including non-stock and drop-shipped products.
D.	Any product not intended for return to a wholesaler in accordance with the return policies of the applicable manufacturer.
E.	Any product listed by any state or federal regulatory agency as a high-risk pedigree item that is returned without a valid invoice number that cannot otherwise be verified by Cardinal Health.

Unmerchantable Products

Any product not eligible for return in accordance with this policy (i.e., the product is not in “merchantable condition” as set forth above) will require return directly to the manufacturer.  If any such products are returned to Cardinal Health, they will be returned to customer and no credit will be issued. Stickered products will be handled as follows:  Cardinal Health will remove the sticker, retain the product and credit the customer (as applicable pursuant to this policy).  If the product is damaged during the removal of the sticker, no credit will be issued to customer and the product will be returned to customer.

Notwithstanding the foregoing, in any case where Cardinal Health accepts the return of such products and agrees to return such products to the applicable manufacturer on behalf of customer (provided the manufacturer allows the return of such products), any credit issued to customer will be determined by Cardinal Health.

Required Return Documentation

Prior to returning any product to Cardinal Health, customer must execute and deliver to Cardinal Health a Cardinal Health Returned Goods Authorization Ongoing Assurance verifying that all returned products have been kept under proper conditions for storage, handling, and shipping.

All requests for credit must be submitted via EOE, Cardinal.com, CardinalCHOICE®, or approved EDI interface.

A fully completed and signed Merchandise Return Authorization Form (the “MRA Form”) must accompany all products to be returned. Note: An MRA Form cannot be fully completed without a valid invoice number.  The request for an MRA Form will be rejected if a valid invoice number is not provided.

Third Party Return Processors

At the request of customer, Cardinal Health will work with third party return processors for returns of unmerchantable products.  Such arrangement will be subject to mutually agreed upon terms and conditions, to include administrative fees payable to Cardinal Health.

Controlled Substances

Credit for the return of controlled substances requires a separate MRA Form and such returns must comply with all applicable laws, rules and regulations in addition to the terms and conditions of this policy.

Refrigerated, Chemotherapy and Hazardous Products

Refrigerated, chemotherapy and hazardous products must be returned in packaging that complies with applicable regulatory requirements.  All such products that are not returned in packaging that complies with applicable regulatory requirements will be considered damaged and unsaleable.  This product will be destroyed and no credit will be issued to customer.

Shorts and Damaged Products

Claims of order shortages (e.g., products invoiced but not received), filling errors and damage must be reported within [***] from the applicable invoice date, or no credit will be issued.  Returns of damaged products or products shipped in error must be received by the Cardinal Health servicing distribution center within [***] from the applicable invoice date, or no credit will be issued. Controlled substance shortage claims must be reported immediately per DEA requirements. In all instances, credit will not be issued until verification of the claim by Cardinal Health.

No deductions may be taken by customer until a valid credit memo is issued by Cardinal Health.

Shipping of Return Products

Products to be returned must be placed in a proper shipping container and signed for by the driver when picked up.

Signed MRA Forms shall be included in totes with the returned products.  Only one (1) MRA Form shall be included in each tote.

-	If the MRA Form is not signed, no credit will be issued, and the products will be returned to the customer.
-	If the MRA Form is not inside the tote with the returned products, Cardinal Health will attempt to identify the customer that returned the products. The tote will then be returned to the customer with a request for a completed MRA Form(s).
-	No credit will be issued for products returned but not listed on the accompanying MRA Form. Such products will be returned to the customer.

All MRA Forms will be reviewed by Cardinal Health for compliance with this policy.  The acceptability and valuation of any return is at the sole discretion of Cardinal Health.

Products must be returned to the customer’s servicing Cardinal Health distribution center within [***] from the date of customer’s request for an MRA Form, or no credit will be issued.

In addition to the requirements set forth in this policy, Customer shall comply with all return procedures required by the Cardinal Health servicing distribution center.

Other Restrictions

Excessive returns may result in higher restocking fees as deemed necessary by Cardinal Health.

This policy is subject to change without notice by Cardinal Health.   This policy is further subject to modification as may be deemed necessary or appropriate by Cardinal Health to comply with applicable federal and/or state regulations, FDA guidelines, state law, and other restrictions applicable to returned products.

SCHEDULE E

Compliance Representations and Warranties for Customers

PharMerica Corporation (“Customer”) represents and warrants that it:

1.	will abide by all applicable laws, rules, regulations, ordinances and guidance of the federal Drug Enforcement Administration (“DEA”), the states into which it dispenses or sells controlled substances and/or listed chemicals, and the states in which it is licensed, including, without limitation, all of the foregoing concerning the purchase, sale, dispensation, and distribution of controlled substances; and

2.	will not dispense or sell controlled substances and/or listed chemicals if it suspects that a prescription or drug order is not issued for a legitimate medical purpose or the actions conducted on the part of the prescriber or Customer and its employees are not performed in the normal course of professional practice.

In addition, Customer warrants that it understands that Cardinal Health is required by DEA regulations to report to the DEA suspicious orders of controlled substances and listed chemicals, and Customer agrees to act in good faith in assisting Cardinal Health to fulfill its obligations.  To that end, Customer agrees that it will be alert for red flags of suspicious orders and listed chemicals, including, but not limited to:

1.	Numerous controlled substance prescriptions written for the same drugs, in the same quantities for the same time period by the same or different prescribers or group of prescribers for the same patient;

2.	Numerous controlled substance prescriptions written for the same person or several persons by the same prescriber or group of prescribers; and

3.	Numerous prescriptions written for the same patient by prescribers located in different states than the patient.

Customer agrees that if any of the above-noted or other red flags exist, it is prudent to contact the prescriber to validate the legitimacy of the prescription and/or to discontinue filling prescriptions from the prescriber, group of prescribers, or customer in question. In addition, the pharmacist should contact the State Board of Pharmacy or local DEA Diversion Field Office (see Appendix N, DEA Pharmacist’s Manual, 2010 Edition).

Customer acknowledges that Cardinal Health may provide a copy of this document to the DEA or any other state or federal regulatory agency or licensing board.

Customer hereby acknowledges and agrees that, notwithstanding any other provision herein, or any provision in any other agreement between Cardinal Health and the Customer, Cardinal Health may, in its sole discretion, immediately suspend, terminate or limit the distribution of controlled substances, listed chemicals, and other products monitored by Cardinal Health to the Customer at any time if Cardinal Health believes that the continued distribution of  such products to the Customer may pose an unreasonable risk of the diversion of controlled substances based on the totality of the circumstances and such other considerations as may be deemed relevant by Cardinal Health.

The Customer further acknowledges and agrees that it will not file any claims against Cardinal Health, or any related entity, including legal and equitable claims, regarding any decision by Cardinal Health to suspend, limit or terminate its distribution of controlled substances, listed chemicals, and other products monitored by Cardinal Health to the Customer.

Agreed to by a duly authorized officer, partner, or principal of Customer:

Signature:

Full Name (print):

Title:

Date:

Please sign and return to:   Cardinal Health; Attn:  Anti-Diversion Group, Corporate QRA; 7000 Cardinal Place; Dublin; OH 43017 or Fax (614) 652-9631